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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

                                      FORM 8-K
                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MARCH 30, 1998
                          (DATE OF EARLIEST EVENT REPORTED)

                           PNC MORTGAGE SECURITIES CORP.
                      AS DEPOSITOR AND MASTER SERVICER UNDER A
                          POOLING AND SERVICING AGREEMENT
                              DATED AS OF MARCH 1, 1998
                           PROVIDING FOR THE ISSUANCE OF

                                  $488,635,657.19

                         MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 1998-3

           Delaware                 333-38121                  T/B/D

        (State or other            (Commission             (IRS Employer
        jurisdiction of            File Number)            Identification
        Incorporation)                                     Number)

                               75 NORTH FAIRWAY DRIVE
                           VERNON HILLS, ILLINOIS  60061

                      (Address of principal executive offices)

                Registrant's telephone number, including area code:

                                   (847) 549-6500



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Item 1.   CHANGES IN CONTROL OF REGISTRANT.  Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.  Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.  Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  Not applicable.

Item 5.   OTHER EVENTS.  Not applicable.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.  Not applicable.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is furnished herewith:

          7.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and U.S. Bank National Association, Trustee, dated as of March 1, 1998.

Item 8.   CHANGE IN FISCAL YEAR.  Not applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.  Not applicable.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 1998.

                         PNC MORTGAGE SECURITIES
                         CORP.
                         (Registrant)

                         By:  \s\ Thomas G. Lehmann
                               --------------------------------
                                 Thomas G. Lehmann
                                 Vice President
                                 (Authorized Officer)


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